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                                                        Schedule to Exhibit 10.2



                          MORRISON KNUDSEN CORPORATION

             SCHEDULE OF SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENTS


                    Name                     Date of Agreement
                    ----                     -----------------

               Agee, William J.              April 2, 1991
               Grant, Stephen R.             April 13, 1989
               Tinstman, Robert A.           August 3, 1990